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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22445

Pinnacle Capital Management Funds Trust
(Exact name of registrant as specified in charter)

100 Limestone Plaza Fayetteville, NY	13066
(Address of principal executive offices)	(Zip code)

Capital Services, Inc. 615 S. Dupont Hwy. Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Benjamin V. Mollozzi

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Registrant's telephone number, including area code:	(315) 234-9716

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

1789 Growth and Income Fund

Class P Shares	(PSEPX)
Class C Shares	(PSECX)

ANNUAL REPORT

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-229-9448 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-229-9448. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

1789 GROWTH AND INCOME FUND LETTER TO SHAREHOLDERS	December 2018

Dear Shareholders,

For those investors that I do not know, my name is Paul Tryon, CFA. The Trustees approved me as Portfolio Manager of the 1789 Growth and Income Fund (the “Fund”) on December 13, 2017. I look forward to meeting you all.

The Fund enjoyed strong relative performance over the year compared to some broad market indexes and in our peer category. Absolute return however was not easy to come by.

A number of factors combined to create a low return environment. We review them below. But first we wanted to offer a quick review of the Fund strategy.

Fund Strategy

The Fund seeks total return comprised of current income, growth of income, and capital appreciation. The Fund focuses on individual companies with the potential to grow dividends. We believe that a firm’s dividend policy sends a powerful signal to the market about its financial health and business outlook. The portfolio is made up of U.S. equity securities with over a $1 billion market capitalization and importantly which pay and grow dividends. The Fund has a combination of high dividend growth investments and above market yielding stocks across various industries.

Performance

In general, the absolute returns for broad market indexes were below their long term average annual returns. For example, the S&P 500 Index rose 7.35% compared to an average of 9.8% annually for the last 90 years. The Russell 1000 Value Index, a broad measure of value style investment performance, rose 3.03% compared to its 22 year average of 9.1%.

The Fund rose 2.88%, trailing the S&P 500 and in line with the Russell 1000 Value. According to Morningstar, the Fund’s Target Index declined (0.21%), while the Fund’s Morningstar peer group category rose 0.05%.

One reason that the Fund trailed the S&P 500 is that value-oriented, high yielding segments of the market trailed the traditionally growth-oriented sectors. For example, the consumer discretionary, technology and health care industries, which make up approximately 40% of the index, were up 16%, 12% and 11% respectively. The Fund normally does not have a large allocation in these areas because they do not offer much current income; they yield 1.5% on average compared to the equity securities in the Fund which yield over 3%.

The Fund invests in individual securities and it did capture solid returns from stocks in these sectors. For example, UnitedHealth Group was up 25%, well in front of the health care segment, and Mastercard, a leading payment technology company, was up 29%. Additionally, investing in individual stocks gives the Fund an opportunity to outperform sectors that fall. The financials and industrials sectors declined sharply over the period, down (10%) and (8%) respectively while Fund holdings in these industries, CME Group and Republic Services, were up 21% and 16%, respectively.

We review investment highlights below, but first we want to recap the year.

The Year in Review

The year began riding a wave of optimism among investors, corporations and consumers alike. 60% of investors were bullish in January, the highest reading in over 8 years according to the American Association of Individual Investors (“AAII”). 75% of S&P 500 companies beat their earnings estimates for the fourth quarter, the most since 2013, and consumer sentiment rose to levels not seen since 2004, according to the University of Michigan survey. One major factor contributing to the buoyant market was the new tax code which was signed into law in late December 2017.

The new tax policy lowered corporate taxes from 35% to 21% and offered a one-time repatriation of overseas cash at substantially lower rates. Corporate profit expectations were quickly revised higher along with the prospect of record dividends and buybacks. Many individual tax rates were lowered as well; compelling macro strategists to raise their outlooks for GDP, employment and personal consumption. The economic expansion was poised to continue onto its ninth year.

With such strong readings and fiscal stimulus it was not a big surprise that the S&P 500 rose well over 5% in January, building on an already impressive 20% return in 2017.

Market tailwinds made for a relatively uneventful approval of the new Chairman of the Federal Reserve, Jerome Powell. Chairman Powell, however, had (and still has) the difficult job of keeping markets calm as he guides interest rate policy.

Markets do not always adjust to new leadership in a smooth path. Soon after President Trump’s election, the yield on the 10-year Treasury note surged from 2.6% to near 3% in only a few weeks. The volatility of the stock market, as measured by the CBOE Volatility Index, climbed to its highest level in two years. By March, the S&P 500 gave back all of its gains for the year.

Despite market volatility, several fundamental influences on returns were improving. The corporate profit growth rate and the percentage of companies exceeding expectations accelerated. Investor sentiment improved and the market pushed higher in each of the next six months. By late September, the S&P 500 hit an all-time high and was up over +10% for the year. Unfortunately a myriad of negative elements were building up beneath the positive fundamental backdrop.

October was the worst month for the S&P 500 since 2011, down nearly 7%. U.S. and China trade negotiations and the policy outlook from the Federal Reserve were two key factors that had large impacts on the fundamental outlook for the following year.

The U.S. and China had been in trade negotiations for a long time. Optimism was building around the potential for a comprehensive and amicable solution. In late September 2018, a 10% tariff (going to 25% next year) on $200 billion in Chinese imports went into effect. President Trump amplified a tenuous situation by announcing that he was ready to put tariffs on another $267 billion if China retaliated. China did retaliate with a 5-10% tariff on $60 billion in U.S. goods.

The following week, Chairman Powell surprised the market by saying the Federal Reserve was “a long way” from its interest rates policy goals. The yield on the 10-year treasury shot up to 3.2% for the first time since 2011.

By the end of the period the S&P 500 was up 3% for the year.

Investment Highlights

The Fund had sixteen investments at period end as well as an allocation to cash in the form of a money market fund. The Fund no longer has bonds. Bonds have substantially underperformed stocks and do not offer compelling and growing income. Cash is attractive compared to the fixed income market, as short term rates have increased. The yield on the cash ended over 1.5% and the Fund averaged 24% in cash during the period.

The five positions with the highest returns since initiating the position for the Fund were Mastercard, up 30%, CME Group, up 26%, UnitedHealth Group, up 19% and Republic Services, up 11%. Each investment outperformed their respective sectors. Notably, CME Group and Republic Services delivered strong positive returns in the financials and industrials sectors which were each down approximately (5%).

Stocks that detracted from performance since we initiated the position include First American Financial, down (19%), CoreSite Realty down (18%) and Fidelity National Financial down (15%). While these individual companies delivered strong fundamentals, such as profits and dividend growth, concerns about their sectors played a part in their declining value. For example, Fidelity National Financial and First American Financial are the largest title insurance companies in the country and while prices are higher for their products and the companies are growing, the outlook for the residential housing market is uncertain.

Conclusion

Outlook for corporate profits next year is cloudy due to the uncertainty of trade negotiations and the path of interest rates. Add to the list of concerns a potential inversion of the yield curve, a possible government shutdown, inflation pressure, and currency and commodity volatility and the broad market could continue to produce below average annual returns. Dividends and dividend growth - as well as strong stock selection - could have a large influence on returns in this environment. These components form the basis of the Fund strategy and support our goal of generating total return through multiple market cycles.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-888-229-9448.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-229-9448 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Pinnacle Investments, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

1789 GROWTH AND INCOME FUND - CLASS P
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class P, Standard & Poor’s 500 Index
and Russell 1000 Value Index

Average Annual Total Returns (for periods ended October 31, 2018)
	One Year	Five Years	Since Inception(b)
1789 Growth and Income Fund - Class P (a)	2.88%	4.76%	5.85%
Standard & Poor’s 500 Index	7.35%	11.34%	12.25%
Russell 1000 Value Index	3.03%	8.61%	9.38%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS C
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class C, Standard & Poor’s 500 Index
and Russell 1000 Value Index

Average Annual Total Returns (for periods ended October 31, 2018)
	One Year	Five Years	Since Inception(b)
1789 Growth and Income Fund - Class C - Without CDSC (a)	1.84%	3.71%	4.70%
1789 Growth and Income Fund - Class C - With CDSC (a)	0.84%	3.71%	4.70%
Standard & Poor’s 500 Index	7.35%	11.34%	12.43%
Russell 1000 Value Index	3.03%	8.61%	10.64%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was January 21, 2011.

1789 GROWTH AND INCOME FUND
PORTFOLIO INFORMATION
October 31, 2018 (Unaudited)

Sector Diversification vs. S&P 500 Index (% of Common Stocks)

Top Ten Holdings

Security Description	% of Net Assets
NextEra Energy, Inc.	5.4%
Interpublic Group of Companies, Inc. (The)	5.3%
Crown Castle International Corporation	5.1%
ONEOK, Inc.	5.0%
CME Group, Inc.	4.9%
Republic Services, Inc.	4.8%
UnitedHealth Group, Inc.	4.7%
Ryman Hospitality Properties, Inc.	4.5%
Lockheed Martin Corporation	4.5%
CoreSite Realty Corporation	4.4%

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2018
COMMON STOCKS — 71.0%	Shares	Value
Communication Services — 5.3%
Media — 5.3%
Interpublic Group of Companies, Inc. (The)	63,500	$1,470,660

Consumer Discretionary — 3.8%
Specialty Retail — 3.8%
Home Depot, Inc. (The)	6,100	1,072,868

Energy — 5.0%
Oil, Gas & Consumable Fuels — 5.0%
ONEOK, Inc.	21,000	1,377,600

Financials — 16.1%
Banks — 4.3%
JPMorgan Chase & Company	11,000	1,199,220

Capital Markets — 4.9%
CME Group, Inc.	7,500	1,374,300

Insurance — 6.9%
Fidelity National Financial, Inc.	28,500	953,325
First American Financial Corporation	22,000	975,260
		1,928,585
Health Care — 4.7%
Health Care Providers & Services — 4.7%
UnitedHealth Group, Inc.	4,975	1,300,216

Industrials — 9.3%
Aerospace & Defense — 4.5%
Lockheed Martin Corporation	4,250	1,248,863

Commercial Services & Supplies — 4.8%
Republic Services, Inc.	18,500	1,344,580

Information Technology — 3.5%
IT Services — 3.5%
Mastercard, Inc. - Class A	5,000	988,350

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 71.0% (Continued)	Shares	Value
Materials — 3.9%
Chemicals — 3.9%
Celanese Corporation	11,250	$1,090,575

Real Estate — 14.0%
Equity Real Estate Investment Trusts (REITs) — 14.0%
CoreSite Realty Corporation	13,100	1,229,566
Crown Castle International Corporation	13,000	1,413,620
Ryman Hospitality Properties, Inc.	16,200	1,256,958
		3,900,144
Utilities — 5.4%
Electric Utilities — 5.4%
NextEra Energy, Inc.	8,700	1,500,750

Total Common Stocks (Cost $19,974,431)		$19,796,711

MONEY MARKET FUNDS — 29.0% (Note 7)	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (a) (Cost $8,076,487)	8,076,487	$8,076,487

Total Investments at Value — 100.0% (Cost $28,050,918)		$27,873,198

Liabilities in Excess of Other Assets — (0.0%) (b)		(6,300)

Net Assets — 100.0%		$27,866,898

(a)	The rate shown is the 7-day effective yield as of October 31, 2018.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2018
ASSETS
Investments in securities:
At cost	$28,050,918
At value (Note 2)	$27,873,198
Receivable for capital shares sold	9,900
Dividends receivable	20,640
TOTAL ASSETS	27,903,738

LIABILITIES
Accrued investment advisory fees (Note 4)	17,062
Accrued Trustees’ fees (Note 4)	1,000
Accrued service fees (Note 4)	5,281
Accrued distribution plan fees (Note 4)	13,497
TOTAL LIABILITIES	36,840

NET ASSETS	$27,866,898

Net assets consist of:
Paid-in capital	$26,542,502
Accumulated earnings	1,324,396
NET ASSETS	$27,866,898

PRICING OF CLASS P SHARES
Net assets applicable to Class P shares	$17,885,600
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,395,795
Net asset value, offering price and redemption price per share (Note 2)	$12.81
Short-term redemption price per share (Note 2) (a)	$12.68

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$9,981,298
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	783,817
Net asset value, offering price and redemption price per share (Note 2)	$12.73
Short-term redemption price per share (Note 2) (a)	$12.60
Redemption price per share with CDSC fee (Note 2) (a)(b)	$12.47

(a)	The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.
(b)

A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2018
INVESTMENT INCOME
Dividends (net foreign withholding taxes of $26)	$531,180
Interest	11,586
TOTAL INVESTMENT INCOME	542,766

EXPENSES
Investment advisory fees (Note 4)	176,674
Distribution fees, Class C (Note 4)	95,488
Service fees (Note 4)	56,536
Trustees’ fees (Note 4)	2,000
TOTAL EXPENSES	330,698

NET INVESTMENT INCOME	212,068

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,919,945
Net change in unrealized appreciation (depreciation) on investments	(2,111,066)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(191,121)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,947

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017(a)
FROM OPERATIONS
Net investment income	$212,068	$104,451
Net realized gains (losses) from investment transactions	1,919,945	(296,609)
Net change in unrealized appreciation (depreciation) on investments	(2,111,066)	864,552
Net increase in net assets resulting from operations	20,947	672,394

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class P	(185,804)	(46,171)
Class A	—	(10,135)
Class C	(31,025)	(47,899)
Decrease in net assets from distributions to shareholders	(216,829)	(104,205)

FROM CAPITAL SHARE TRANSACTIONS (Notes 1 and 5)
CLASS P
Proceeds from shares sold	15,927,371	316,007
Shares exchanged from Class A shares	—	1,935,540
Net asset value of shares issued in reinvestment of distributions	178,002	42,020
Proceeds from redemption fees collected (Note 2)	1,802	—
Payments for shares redeemed	(1,684,788)	(461,552)
Net increase in net assets from Class P shares capital share transactions	14,422,387	1,832,015

CLASS A
Proceeds from shares sold	—	882,866
Net asset value of shares issued in reinvestment of distributions	—	10,135
Proceeds from redemption fees collected (Note 2)	—	38
Payments for shares redeemed	—	(22,309)
Shares exchanged for Class P shares	—	(1,935,540)
Net decrease in net assets from Class A shares capital share transactions	—	(1,064,810)

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended October 31, 2018	Year Ended October 31, 2017(a)
CLASS C
Proceeds from shares sold	$3,014,062	$456,856
Net asset value of shares issued in reinvestment of distributions	27,853	42,096
Payments for shares redeemed	(1,478,398)	(1,039,277)
Net increase (decrease) in net assets from Class C shares capital share transactions	1,563,517	(540,325)

TOTAL INCREASE IN NET ASSETS	15,790,022	795,069

NET ASSETS
Beginning of year	12,076,876	11,281,807
End of year	$27,866,898	$12,076,876

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. Refer to Note 2. For the year ended October 31, 2017, all distributions to shareholders were from net investment income. As of October 31, 2017, undistributed net investment income was $7,496.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS P FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value at beginning of year	$12.60	$11.99	$12.46	$12.98	$11.94

Income (loss) from investment operations:
Net investment income	0.17 (a)	0.20 (a)	0.17 (a)	0.18 (a)	0.12
Net realized and unrealized gains (losses) on investments	0.20 (b)	0.60	0.05	(0.10)	1.28
Total from investment operations	0.37	0.80	0.22	0.08	1.40

Less distributions:
From net investment income	(0.16)	(0.19)	(0.15)	(0.32)	—
From net realized gains on investments	—	—	(0.54)	(0.28)	(0.36)
Total distributions	(0.16)	(0.19)	(0.69)	(0.60)	(0.36)

Proceeds from redemption fees collected (Note 2)	0.00 (c)	—	—	0.00 (c)	—

Net asset value at end of year	$12.81	$12.60	$11.99	$12.46	$12.98

Total return (d)	2.88%	6.73%	2.01%	0.67%	11.87%

Net assets at end of year (000's)	$17,886	$3,753	$1,836	$1,531	$1,791

Ratio of total expenses to average net assets	1.00%	1.01%	1.01%	1.01%	1.00%

Ratio of net investment income to average net assets	1.29%	1.58%	1.38%	1.41%	1.47%

Portfolio turnover rate	120%	7%	5%	23%	29%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)

Net realized and unrealized gains (losses) on investments per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains (losses) in the Fund’s Statement of Operations due to share transactions for the period.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS C FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value at beginning of year	$12.54	$11.94	$12.42	$12.82	$11.91

Income (loss) from investment operations:
Net investment income	0.04 (a)	0.07 (a)	0.05 (a)	0.05 (a)	0.02
Net realized and unrealized gains (losses) on investments	0.19 (b)	0.60	0.05	(0.09)	1.25
Total from investment operations	0.23	0.67	0.10	(0.04)	1.27

Less distributions:
From net investment income	(0.04)	(0.07)	(0.04)	(0.08)	—
From net realized gains on investments	—	—	(0.54)	(0.28)	(0.36)
Total distributions	(0.04)	(0.07)	(0.58)	(0.36)	(0.36)

Proceeds from redemption fees collected (Note 2)	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value at end of year	$12.73	$12.54	$11.94	$12.42	$12.82

Total return (d)	1.84%	5.62%	1.02%	(0.32%)	10.79%

Net assets at end of year (000's)	$9,981	$8,323	$8,448	$8,553	$8,915

Ratio of total expenses to average net assets	2.00%	2.01%	2.01%	2.01%	2.00%

Ratio of net investment income to average net assets	0.32%	0.58%	0.40%	0.39%	0.22%

Portfolio turnover rate	120%	7%	5%	23%	29%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)

Net realized and unrealized gains (losses) on investments per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains (losses) in the Fund’s Statement of Operations due to share transactions for the period.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1. ORGANIZATION

1789 Growth and Income Fund (the “Fund”) is a diversified series of Pinnacle Capital Management Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

The Fund currently offers two classes of shares: Class P shares (sold without any sales loads or distribution fees); and Class C shares (sold subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed within one year after the original purchase of the shares and a distribution fee of up to 1.00% per annum of the Fund’s average daily net assets attributable to Class C shares). Prior to June 29, 2017, the Fund offered a third class of shares, Class A shares (sold subject to an initial maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% per annum of the Fund’s average daily net assets attributable to Class A shares). On June 29, 2017, all existing Class A shares were converted into Class P shares at the Class P net asset value (“NAV”) per share as of June 28, 2017, which was $12.67. After June 29, 2017, Class A Shares were no longer offered by the Fund.

Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees and (2) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with GAAP. The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NEW ACCOUNTING PRONOUNCEMENT: On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

SECURITIES VALUATION: The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Common stocks and other equity securities generally are valued using market quotations, but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their NAV as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). When quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities, if any, typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

●

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

●

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments measured as of October 31, 2018 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,796,711	$—	$—	$19,796,711
Money Market Funds	8,076,487	—	—	8,076,487
Total	$27,873,198	$—	$—	$27,873,198

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2018.

SHARE VALUATION: The NAV per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The offering price of Class C shares and Class P shares is equal to the NAV per share. The redemption price per share of each class of shares of the Fund is equal to the NAV per share, except that (i) Class C shares are subject to a CDSC of 1.00% on shares redeemed within one year of purchase and (ii) shares of each class are generally subject to a redemption fee of 1.00%, payable to the applicable class, if redeemed within 60 days or less

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

from the date of purchase. During the years ended October 31, 2018 and 2017, proceeds from redemption fees, recorded in capital, totaled $1,802 and $0, respectively, for Class P Shares and $0 and $38, respectively, for the former Class A Shares. No redemption fees were collected with respect to Class C shares during the years ended October 31, 2018 and 2017.

INVESTMENT INCOME: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended October 31, 2018 and 2017 was ordinary income.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX: The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from the prior year.

The following information is computed on a tax basis for each item as of October 31, 2018:

Cost of portfolio investments	$28,078,643
Gross unrealized appreciation	$919,693
Gross unrealized depreciation	(1,125,138)
Net unrealized depreciation	(205,445)
Undistributed ordinary income	2,734
Undistributed long-term capital gains	1,527,107
Accumulated earnings	$1,324,396

The difference between the federal income tax cost and the financial statement cost of the Fund’s portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended October 31, 2018, the Fund utilized capital loss carryforwards of $412,449 to offset current year realized gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any interest or penalties.

3. INVESTMENT TRANSACTIONS

During the year ended October 31, 2018, the cost of purchases and the proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term securities, totaled $30,061,860 and $21,671,782, respectively.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. TRANSACTIONS WITH RELATED PARTIES

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Pinnacle Investments, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

INVESTMENT MANAGER: Under the terms of an Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Investment Management Agreement, the Adviser furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment advisory fee at the rate of 0.75% per annum of the Fund’s average daily net assets.

Under a Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding advisory fees, brokerage fees and commissions, distribution fees, taxes, borrowing costs, fees and expenses of non-interested Trustees of the Trust, dividend expense on securities sold short, the fees and expenses of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives a service fee at the rate of 0.24% per annum of the Fund’s average daily net assets.

DISTRIBUTOR: The Distributor is an affiliate of the Adviser and serves as the principal underwriter of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. During the year ended October 31, 2018, the Distributor collected $4,153 in CDSCs on redemptions of Class C shares of the Fund.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, Class C shares may pay brokers for activities primarily intended to result in the sale of shares. The annual limitation for payment of expenses pursuant to the Plan is 1.00% of average daily net assets attributable to Class C shares. During the year ended October 31, 2018, Class C shares incurred distribution fees of $95,488.

TRUSTEE COMPENSATION: Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $250 for each in-person Board meeting attended and $150 for each telephonic Board meeting attended.

OTHER SERVICE PROVIDER: The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
CLASS P SHARES	Shares	Shares
Shares sold	1,212,690	25,469
Shares issued in connection with exchange of Class A shares	—	152,748
Shares issued in reinvestment of dividends	13,443	3,351
Shares redeemed	(128,249)	(36,730)
Net increase in shares outstanding	1,097,884	144,838
Shares outstanding, beginning of year	297,911	153,073
Shares outstanding, end of year	1,395,795	297,911

	Year Ended October 31, 2018	Year Ended October 31, 2017(a)
CLASS A SHARES	Shares	Shares
Shares sold	—	70,750
Shares issued in reinvestment of dividends	—	816
Shares redeemed	—	(1,790)
Shares exchanged for Class P shares	—	(153,180)
Net decrease in shares outstanding	—	(83,404)
Shares outstanding, beginning of year	—	83,404
Shares outstanding, end of year	—	—

	Year Ended October 31, 2018	Year Ended October 31, 2017
CLASS C SHARES	Shares	Shares
Shares sold	230,372	36,740
Shares issued in reinvestment of dividends	2,121	3,375
Shares redeemed	(112,382)	(84,092)
Net increase (decrease) in shares outstanding	120,111	(43,977)
Shares outstanding, beginning of year	663,706	707,683
Shares outstanding, end of year	783,817	663,706

(a)	Class A shares were converted into Class P shares on June 29, 2017.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. PRINCIPAL OWNER OF FUND SHARES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2018, approximately 90% of the outstanding shares of the Fund are owned by First Clearing, LLC, for the benefit of its customers.

7. INVESTMENTS IN MONEY MARKET FUNDS

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of October 31, 2018, the Fund had 29.0% of the value of its net assets invested in shares of a money market fund registered under the Investment Company Act of 1940. The financial statements of the money market fund, the Fidelity Institutional Money Market Government Portfolio – Class I, can be found at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds.

8. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

1789 GROWTH AND INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1789 Growth and Income Fund and
Board of Trustees of Pinnacle Capital Management Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1789 Growth and Income Fund (the “Fund”), a series of Pinnacle Capital Management Funds Trust, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Chicago, Illinois
December 20, 2018

1789 GROWTH AND INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, possibly including contingent deferred sales loads and redemption fees, and (2) ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2018) and held until the end of the period (October 31, 2018).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expense Ratio (a)	Expenses Paid During Period (b)
Class P
Based on Actual Fund Return	$1,000.00	$990.50	1.00%	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	1.00%	$5.09
Class C
Based on Actual Fund Return	$1,000.00	$985.60	2.00%	$10.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.12	2.00%	$10.16

(a)	Annualized, based on the most recent one-half year expenses for the Class.
(b)	Expenses are equal to the annualized expense ratio of the Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1789 GROWTH AND INCOME FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-229-9448. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address(a), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Joseph Reagan, MD, 1951	Trustee	Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC; Adjunct Professor, Cornell University’s Sloan School of Management; Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Mark E. Wadach 1951	Trustee	Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular), 2007 to present.	1	NYSA Series Trust (registered investment comapny)
Interested Trustee
Michael Cuddy (b) 1953	Trustee	Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Adviser), 2009 to present.	1	None

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address(1), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Cortland Schroder 1965	President, Chief Executive Officer and Secretary	Since 2014

Chief Marketing Officer, Pinnacle Holding Co., LLC, July 2014 to present; Chief Marketing Officer, Pinnacle Capital Management, March 2014 to July 2014; Employment Transition Consultant (self employed), March 2013 to March 2014; Assoc. Director, Employer & External Relations at Colgate University (relationship management with business, banking and finance alumni/employers), 2004 to 2013.

Paul Tryon, CFA 1975	Treasurer and Chief Financial Officer	Since 2017	Principal, Senior Portfolio Manager, Pinnacle Capital Management, LLC, 2016 to present; Director of Investments, Emerson Investment Management, 2011 to 2016.
Kevin McClelland 1986	Chief Compliance Officer	Since 2012 (CCO Since 2013)	Chief Compliance Officer (previously Chief Operating Officer), Pinnacle Capital Management, LLC, 2010 to present.

(a)	The address of each Trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.
(b)	Considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Adviser.

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pinnacle Capital Management, LLC (the “Adviser”), 100 Limestone Plaza, Fayetteville, New York 13066, serves as the investment adviser to the 1789 Growth and Income Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, corporations, pension funds, foundations, endowments, labor unions, insurance companies, healthcare organizations and governments.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated November 19, 2010 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until November 19, 2019, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including a majority of the Independent Trustees voting separately, approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on September 13, 2018. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Trustees specifically reviewed the qualifications, backgrounds, and responsibilities of the key personnel that oversee the

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

investment management and day-to-day operations of the Fund. The Trustees noted that Mr. Tryon is responsible for the day-to-day management of the Fund and its portfolio. The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research and trading services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a qualified compliance officer to oversee its compliance program. The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser does not enter into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Trustees compared the Fund’s returns to the returns of its benchmark, the S&P 500 Index, as well as to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees also compared the Fund’s performance to other domestic growth and income funds of similar size with similar investment styles, and the Adviser’s separately managed accounts that are managed in a similar investment style (the “Composite Returns”), as included in the Board Materials. In reviewing the comparative performance, the Board considered that the average annual total returns for the Fund’s Class C and P shares were both lower than the average and median returns for the one-year period ended July 31, 2018 of the Fund’s peer group, the 70% to 85% Equity category as derived from Morningstar, Inc. The Board also considered the performance of the Fund’s returns (average and median) for the two classes, for the three-year period ended July 31, 2018 as compared to the Fund’s peer group. The Board noted that the average and median returns for both classes for the three-year period ended July 31, 2018 were lower than the Fund’s peer group average and median returns. The Board also noted that the Fund’s investment objective and strategy had changed in August of 2013 from a balanced fund to a growth and income fund and the impact of such change on the historical performance of the Fund. The Board also further discussed the conversion and closing of the Class A shares in 2017, and the impact of the conversion and closure of that class on the Fund. The Board also noted Mr. Tryon taking over as the principal portfolio manager of the Fund in December 2017, and the impact of a portfolio manager change.

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee, to its peer group, as defined above. The Trustees noted that the overall expense ratios of the Fund’s Class C and P shares were higher than the average and median expense ratios for the peer group, according to the Board Materials. The Board considered that, according to the services agreement between the Trust and the Adviser, in return for a service fee paid by the Fund, the Adviser pays all operating expenses of the Fund excluding advisory fees; brokerage fees and commissions; fees

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

paid pursuant to the Fund’s Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 fees”); taxes; borrowing costs; fees and expenses of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) , and the fees and expenses of acquired funds and extraordinary expenses. The Board further noted that the average asset size for funds in the peer group was over $6 billion in assets, whereas the Fund has a little less than $30 million in net assets.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its peer group, as defined above. The Trustees noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented, as included in the Board Materials. The Board again noted the difference in average asset size for funds in the same category as the Fund.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition. Mr. McClelland noted that the Adviser experienced a profit in 2017, which had been the first year the Adviser had experienced a profit in several years. Mr. McClelland also noted that the Distributor was quite profitable in 2017, and he referred the Trustees to the Distributor’s Statement of Financial Condition for the year ended December 31, 2017 which was included in the Board Materials. Mr. McClelland also referred to the Distributor’s financial information through June 2018, which was also included in the Board Materials. Mr. McClelland explained that the Adviser and the Distributor are both wholly owned subsidiaries of Pinnacle Holding Company, whose management remains fully committed to supporting the Adviser. The Trustees discussed the increase in the level of the Fund’s assets, the projected profits of the Adviser, and the other ancillary benefits that the Adviser may receive by providing advisory services to the Fund. The Trustees further considered the Adviser’s commitment to continue to grow assets in the Fund and the Adviser’s representation that it has adequate financial resources to continue to provide service to the Fund.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints; however, the Trustees discussed the fact that the Fund’s assets have not grown to an extent that permits it to realize any meaningful economies of scale at this time. The Trustees observed that as the assets of the Fund grow, this factor will become more relevant to their consideration process.

Conclusion

The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

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INVESTMENT ADVISER

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

101 North Wacker Drive, Suite 605

Chicago, IL 60606

LEGAL COUNSEL

Bond Schoeneck & King PLLC

One Lincoln Center

110 West Fayette Street

Syracuse, NY 13202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DISTRIBUTOR

Pinnacle Investments, LLC

507 Plum Street, Suite 120

Syracuse, NY 13204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,500 with respect to the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. With respect to the fiscal year ended October 31, 2018, the aggregate fees billed by the principal accountant for audit services rendered to the registrant’s investment adviser was $31,000.

No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended October 31, 2018 and October 31, 2017, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2018 and October 31, 2017, aggregate non-audit fees of $11,500 and $11,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pinnacle Capital Management Funds Trust

By (Signature and Title)*		/s/ Cortland H. Schroder

Cortland H. Schroder, President

Date	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Cortland H. Schroder

Cortland H. Schroder, President

Date	January 4, 2019

By (Signature and Title)*		/s/ Paul A. Tryon

Paul A. Tryon, Treasurer and Principal Financial Officer

Date	January 4, 2019

*	Print the name and title of each signing officer under his or her signature.